EXHIBIT 10.1

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”), dated as of May 9, 2005, is entered into by and among the following parties:

(a) TIETEK LLC, a Delaware limited liability company (the “Borrower”);

(b) NORTH AMERICAN TECHNOLOGIES, INC., a Texas corporation (the “Company”); and TIETEK TECHNOLOGIES, INC., a Texas corporation (“TTT”) (the Company and TTT shall be collectively referred to as the “Borrower Affiliates” and the Borrower Affiliates and the Borrower shall be collectively referred to as the “Borrower Group”); and

(c) OPUS 5949 LLC (fka Tie Investors, LLC), a Texas limited liability company (the “Lender”). (The Borrower Affiliates and the Lender shall be collectively referred to as the “Parties”).

PRELIMINARY STATEMENTS

A. The Borrower, the Borrower Affiliates, and the Lender have entered into that certain Construction Loan Agreement, dated as of February 5, 2004, as amended by that certain Release, dated February 22, 2005, by and among the Parties, that certain Letter Agreement, dated April 6, 2005, and that certain Letter Agreement dated April 29, 2005, by and among the Parties (as amended, the “Construction Loan Agreement”), pursuant to which the Lender agreed to make available to the Borrower Group certain financial accommodations.

B. The Borrower and the Borrower Affiliates acknowledge and agree that a principal and interest payment was due to the Lender on April 1, 2005, that such payment has not yet been made, and that but for the 30-day extension of the due date for such payment contained in the April 6, 2005 letter agreement between TieTek and the Lender, and the extension to May 9, 2005 contained in the April 29, 2005 letter agreement among the parties, TieTek would currently be in default under the Construction Loan Agreement and other documents arising out of the Construction Loan Agreement (collectively, the “Loan Documents”).

C. The Borrower and the Borrower Affiliates have not made the required principal and interest payment due under the Construction Loan Agreement on April 1, 2005 (which due date was extended to May 1, 2005, by letter dated April 6, 2005, and further extended to May 9, 2005 by letter dated April 29, 2005), and do not anticipate making any subsequent payment of principal or interest prior to December 31, 2005 (the “Pending Defaults”) other than the execution and delivery of the promissory notes provided for in Section 2(b) of this Agreement.

D. The Borrower, the Borrower Affiliates and the Lender have engaged in good faith negotiations with the objective of reaching an agreement with regard to certain aspects of the Loan Documents.

E. The Borrower, the Borrower Affiliates and the Lender now desire to implement a forbearance period during which time the Borrower and the Borrower Affiliates will attempt to refinance the Construction Loan Agreement, and generate new funds and the Lender will forbear in enforcing its rights thereunder.

STATEMENT OF AGREEMENT

In consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Agreements of Lender.

(a) Ownership. The Lender represents and warrants that, as of the date hereof, (i) the Lender is the sole legal and beneficial owner of the entire amount of the debt outstanding under the Construction Loan Agreement (the “Debt”) and all related claims, rights, powers and causes of action arising out of or in connection with or otherwise relating to such Debt (the “Claims”), in each case free and clear of all claims, liens and encumbrances and (ii) the Lender has full power and authority to vote on and consent to such matters concerning such Debt and Claims and to exchange, assign and transfer such Debt and Claims.

(b) Agreement to Forbear. The Lender agrees that until this Agreement has been terminated in accordance with Section 3, it shall not, with respect to any of the Pending Defaults (i) take any action or otherwise pursue any right or remedy under (A) the Construction Loan Agreement or (B) any of the Loan Documents, or (ii) initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Debt or Claims other than to enforce this Agreement.

(c) Agreement to Defer Missed Principal Payments. Lender hereby agrees that the payments of principal that would otherwise have been due and payable on April 1, 2005, July 1, 2005, and October 1, 2005, under the Construction Loan Agreement shall be deferred until, and shall be due and payable on, January 1, 2006.

2. Agreements of the Borrower and the Borrower Affiliates. The Borrower and the Borrower Affiliates hereby agree:

(a) that the Construction Loan Agreement (as amended to date as described in the preamble to this Agreement) and the Loan Documents remain in full force and effect and that the Borrower and the Borrower Affiliates have no defense, offset or counterclaim against the Lender that would prevent the Lender from enforcing the Construction Loan Agreement or any Loan Document in accordance with its terms;

(b) that upon execution of this Agreement, at Lender’s option, TieTek shall execute a promissory note for the interest payment that was due on April 1, 2005 in the form attached hereto as Exhibit A-1 and on July 1, 2005 and October 1, 2005, at Lender’s option, TieTek shall execute a promissory note for each interest payment due on that date in the forms attached hereto on Exhibit A-2 and A-3, respectively;

(c) that at Lender’s option, TieTek shall exchange the promissory notes executed and delivered pursuant to Section 2(b) above in exchange for a combination of securities deemed fair by the investment advisor and acceptable to other investment groups;

(d) to select special counsel and select, by no later than May 25, 2005, an investment banker to determine the feasibility of refinancing, with another lender, the Construction Loan, and/or to determine the feasibility of Borrower and the Borrower Affiliates obtaining, a bridge loan, a working capital loan or a permanent loan, and if it is feasible to do so, to determine the terms and conditions under which each type of loan may be obtained. It is the Borrower’s and the Borrower Affiliates’ intent that the investment banker selected by the Borrower and the Borrower Affiliates shall be one that is experienced in matters such as obtaining financing for manufacturing facilities, financing for bridge and working capital loans and refinancing of loans such as the Construction Loan;

(e) to solicit accredited investors, from a group of large shareholders, (generally that are required to file form 13(d) with the Securities Exchange Commission) or their affiliates, of North American Technologies Group, Inc., to obtain financing for the Borrower’s cash needs during the period that is necessary to for TieTek to achieve stabilization of its manufacturing processes;

(f) after selecting the parties set forth in section (d) immediately above, to provide to the Lender, the Borrower’s and its selected investment banker’s suggested plans for obtaining a bridge loan, subordinated debt and/or alternative refinancing of the Construction Loan;

(g) to obtain a commitment for additional financing on or before July 30, 2005;

(h) on or before May 25, 2005, the Borrower and the Borrower Affiliates shall engage the services of one or more consultants for the Borrower, chosen by the Borrower and the Borrower Affiliates, (the “Consultant(s)”), for the purposes of assisting the Borrower and the Borrower Affiliates in improving their operations and stabilizing the manufacturing processes, with a completion date of July 1, 2005, with the Consultant and the Company providing interim comments with respect to such matters and timely development of a strategic plan to effect the foregoing;

(i) to provide weekly, beginning May 13, 2005, Lender the same or substantially similar information that Borrower and the Borrower Affiliates provide to the members of its Board of Directors and to its management including without limitation, specific performance reports or measurements, financial plans and budgets, and any other information reasonably requested by Lender. Such reports shall be substantially in the form of the reports and items set forth on Exhibit B attached hereto and made a part hereof and discussed in a weekly conference call with Lender’s representative as Borrower works to achieve its operating goals;

(j) to have certain members, as determined by Lender, of Borrower’s and the Borrower Affiliates’ management and/or board members, to meet with Lender, but not more than frequently than once a month, to discuss and review Borrower’s and the Borrower Affiliates’ business affairs and plans provided, however, that in the event Lender has questions or concerns regarding the status of Borrower and the Borrower Affiliates, the Lender may request a conference call with Borrower and the Borrower Affiliates which shall occur within 48 hours of such request; and

(k) to provide the Lender complete access to the Borrower’s and the Borrower Affiliates’ books, records and facilities to confirm the information provided during the term hereof.

3. Termination of Agreement.

This Agreement may be terminated by the Lender if any of the following events (any such event, a “Termination Event”) occurs and is not waived: (i) the Borrower or the Borrower Affiliates shall have materially breached any of their obligations or failed to satisfy in any material respect any of the terms or conditions under this Agreement; (ii) the Borrower or the Borrower Affiliates shall have defaulted under the Loan Documents, other than any of the Pending Defaults, and such default shall not have been cured within any applicable grace period; or (iii) December 31, 2005.

4. Cooperation; Further Assurances; Acknowledgment; Definitive Documents. To the extent reasonably practicable and to the extent that cooperation of the Parties does not materially adversely affect their respective interests or breach any fiduciary duty that either Party may have, the Parties shall cooperate with each other in matters concerning the Borrower’s and the Borrower Affiliates’ attempt to structure bridge and working capital loans and to refinance the Construction Loan. Furthermore, subject to the terms hereof, each of the Parties shall take such action as may be reasonably necessary to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings and voting any equity securities of the Borrower and the Borrower Affiliates in favor of the restructuring or refinancing the Construction Loan, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement.

5. Representations and Warranties. Each Party, severally (and not jointly), represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof:

(a) it has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability, partnership or other similar action on its part;

(b) the execution, delivery, and performance by such Party of this Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party; and

(c) the execution, delivery, and performance by such Party of this Agreement does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or governmental authority or regulatory body; and

(d) this Agreement is a legally valid and binding obligation of the Parties, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

6. Additional Agreements.

(a) Default Interest. The Borrower and Borrower Affiliates agree and acknowledge that from and after May 9, 2005, and continuing until all events of default as defined in the Construction Loan Agreement (including each of the specific events of default) have been cured or waived in writing (other than pursuant to this Forbearance Agreement) by the Lender, the Debt will accrue interest at the “Default Rate” of interest as provided in the Loan Documents.

(b) Review by Borrower and Borrower Affiliates. This Forbearance Agreement was reviewed by the Borrower and the Borrower Affiliates, who acknowledge and agree that the Borrower and the Borrower Affiliates (i) understand fully the terms of this Forbearance Agreement and the consequences of the issuance hereof, (ii) have been afforded an opportunity to have this Forbearance Agreement reviewed by, and to discuss this Forbearance Agreement with, such attorneys and other persons as the Borrower or the

Borrower Affiliates may wish, and (iii) have entered into this Forbearance Agreement of their own free will and accord and without threat or duress; and this Forbearance Agreement and all information furnished to the Lender are made and furnished in good faith, for value and valuable consideration; and this Forbearance Agreement has not been made or induced by any fraud, duress or undue influence exercised by the Lender, or any other person.

(c) Ratification of Liens and Security Interests. The Borrower and the Borrower Affiliates hereby acknowledge and agree that the liens and security interests of the Construction Loan Agreement and the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by the Lender in writing and as otherwise permitted under the Construction Loan Agreement or the Loan Documents.

7. Amendments and Waivers. This Agreement may not be modified, amended or supplemented except in a writing signed by the Borrower, the Borrower Affiliates and Lender and a Termination Event may not be waived except in a writing signed by the Borrower, the Borrower Affiliates and the Lender.

No failure on the part of Lender to provide a notice hereunder or otherwise exercise, and no delay in providing any notice or otherwise exercising, any right, power, remedy or privilege under this Forbearance Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege under this Forbearance Agreement preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

8. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT IN DALLAS COUNTY, TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING.

9. Survival. Notwithstanding (i) any sale of the Debt or Claims or (ii) the termination of this Agreement pursuant to Section 3, the agreements and obligations of the Parties in Sections 2(a) & (b), 8,12, 14, 17, and 20 and in the Loan Documents shall survive such sale and/or termination and shall continue in full force and effect for the benefit of the Lender.

10. Headings. The headings of the Sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

11. Successors and Assigns; Severability; Several Obligations. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives. The invalidity or unenforceability at any time of any provision hereof shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof. The agreements, representations and obligations of the Lender under this Agreement are, in all respects, several and not joint.

12. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third party beneficiary hereof.

13. Prior Negotiations; Entire Agreement. This Agreement constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof, except that the Parties acknowledge that all Loan Documents shall continue in full force and effect.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

15. Notices. All notices and other communications under this Agreement shall be in writing, sent contemporaneously to all of the Parties, and deemed given when delivered by hand or by facsimile during standard business hours (from 8:00 a.m. to 6:00 p.m.) at the place of receipt at the addresses and facsimile numbers set forth on the Construction Loan Agreement, with a copy to each person identified thereon.

16. Reservation of Rights. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of the Lender to protect and preserve its rights, remedies and interests, including its claims against the Borrower and the Borrower Affiliates. Nothing herein shall be deemed an admission of any kind. If the transactions contemplated herein are not consummated, or this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Rule 408 of the Federal Rule of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

17. Prevailing Party. If any Party brings an action or proceeding against any other Party based upon a breach by such Party of its obligations hereunder, the prevailing Party shall be entitled to all reasonable expenses incurred, including reasonable attorneys’, accountants’ and financial advisors fees in connection with such action or proceeding.

18. Fiduciary Duties. Notwithstanding anything to the contrary herein, nothing in this Agreement shall require (a) the Borrower, the Borrower Affiliates or any of their respective directors or officers (in such person’s capacity as a director or officer of the Borrower or the Borrower Affiliates) to take any action, or to refrain from taking any action, to the extent it or they are required to do otherwise to comply with its or their fiduciary obligations under applicable law, or (b) the Lender or representative of the Lender that is also a director or officer of the Borrower or the Borrower Affiliates to take any action, or to refrain from taking any action, in such person’s capacity as a director or officer of the Borrower or the Borrower Affiliates to the extent it or they are required to do otherwise to comply with their fiduciary obligations under law applicable to such director or officer. Nothing herein will limit or affect, or give rise to any liability, to the extent required for the discharge of the fiduciary obligations described in this Section 17.

19. Release. Each of the Borrower and the Borrower Affiliates hereby acknowledge that as of the date hereof it has no defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the liability of the Borrower to repay the obligations or to seek affirmative relief or damages of any kind or nature from the Lender or its respective affiliates, partners, participants, agents, attorneys, officers, directors, agents, employees, successors, assigns, and predecessors, and each of the Borrower and the Borrower Affiliates hereby voluntarily and knowingly release and forever discharge the Lender and its affiliates, participants, predecessors, partners, agents, officers, directors, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date this Forbearance Agreement is executed, in each case which either the Borrower or any of the Borrower Affiliates may now or hereafter have against the Lender, and its respective affiliates, partners, participants, agents, officers, directors, employees, attorneys, successors, assigns, and predecessors, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and arising from the obligations, the exercise of any rights and remedies under the Loan Agreement or the Loan Documents, and negotiation for and execution of this Forbearance Agreement. The Borrower and the Borrower Affiliates hereby covenant and agree never to institute any action or suit at law or in equity, nor institute, prosecute, or in any way aid in the institution or prosecution of any claim, action or cause of action, rights to recover debts or demands of any nature against the Lender, and its respective affiliates, participants, agents, attorneys, partners, officers, directors, employees, successors, assigns, and predecessors arising out of or related to the Lender’s actions, omissions, statement, requests or demands originating on or prior to the date hereof in administering, enforcing, monitoring, collection or attempting to collect the indebtedness of the Borrower to the Lender, which indebtedness was evidenced by the Construction Loan Agreement and the Loan Documents.

20. Fees and Expenses. Borrower and the Borrower Affiliates shall pay all reasonable expenses, including legal and consulting fees incurred by Lender in connection with the matters leading to the preparation and consummation of this Agreement and reasonable fees related to Lender’s review of Borrower’s and the Borrower Affiliates’ performance of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

OPUS 5949 LLC (f/k/a TIE

INVESTORS, LLC)

By: /s/ Joe A. Ethridge

Its: Joe A. Ethridge, Vice President

TIETEK LLC

By: /s/ Henry W. Sullivan

      Henry W. Sullivan, President

TIETEK TECHNOLOGIES, INC.

By: /s/ Henry W. Sullivan

      Henry W. Sullivan, President

NORTH AMERICAN TECHNOLOGIES

GROUP, INC.

By: /s/ Henry W. Sullivan

      Henry W. Sullivan, President

EXHIBIT A-1

PROMISSORY NOTE

$407,944.45	Dallas, Texas	April 1, 2005

FOR VALUE RECEIVED, the undersigned, TIETEK, INC., a Delaware corporation (herein called “Maker”), hereby promises to pay to the order of OPUS 5949 LLC, a Texas limited liability company (herein sometimes called “Payee”), the principal sum of Four Hundred Seven Thousand Nine Hundred Forty-four and 45/100 Dollars ($407,944.45), or so much thereof from time to time outstanding as shall be advanced, with interest on the unpaid balance thereof from date hereof until maturity at the rate or rates hereinafter provided, both principal and interest payable as hereinafter provided in lawful money of the United States of America at the offices of Payee at 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

As herein provided the unpaid Principal Amount of this Note (or portions thereof) from time to time outstanding shall bear interest prior to maturity at the Applicable Rate, provided that in no event shall the Applicable Rate exceed the Maximum Rate. Notwithstanding the foregoing, if at any time the Applicable Rate exceeds the Maximum Rate, the rate of interest payable under this Note shall be limited to the Maximum Rate, but any subsequent reductions in the Applicable Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect.

As used in this Note, the following terms shall have the meanings indicated opposite them:

“Applicable Rate.” The Prime Rate (as hereinafter defined) plus 700 basis points. It being understood and agreed that the Applicable Rate shall increase or decrease, as the case may be, from time to time as of the effective date of each change in the Prime Rate.

“Default Rate.” The Default Rate shall be the Maximum Rate.

“Loan.” The $407,944.45 loan to be made to Maker by Payee and evidenced hereby.

“Maturity Date.” January 1, 2006

“Maximum Rate.” The maximum interest rate permitted under applicable law, it being understood that, if applicable law provides for a ceiling under Chapter 301, Subchapter A of the Texas Credit Title (as may be amended from time to time), such ceiling shall be the “weekly” ceiling.

“Prime Rate.” The annual rate of interest identified as the “prime rate” in the “Money Rate” column published in The Wall Street Journal. If the published prime rate is expressed on the applicable date as a range, the Prime Rate for purposes of this Note will be the average between the high and law of that range. If The Wall Street Journal ceases to publish a prime rate, Lender may refer to another similar source to identify the prime rate on corporate loans at large United States money center commercial banks and apply that rate.

“Principal Amount.” That portion of the Loan evidenced hereby as is from time to time outstanding.

Maker shall have the right to prepay this Note, in whole or in part, without premium or penalty upon written notice thereof given to Payee at least fifteen (15) days prior to the date to be fixed therein for prepayment, and upon the payment of all accrued interest on the amount prepaid (and any interest which has accrued at the Default Rate, if applicable, and other sums that may be payable hereunder) to the date so fixed.

The Principal Amount and accrued interest shall be due and payable on the Maturity Date.

Notwithstanding anything to the contrary contained in this Note, at the option of the holder of this Note and upon notice to the Maker at any time after the occurrence of a default hereunder, from and after such notice and during the continuance of such default, the unpaid principal of this Note from time to time outstanding and all past due installments of interest shall, to the extent permitted by applicable law, bear interest at the Default Rate, provided that in no event shall such interest rate be more than the Maximum Rate.

All interest accruing under this Note shall be calculated on the basis of a 360-day year applied to the actual number of days in each month. The Maker shall make each payment which it owes hereunder not later than twelve o’clock, noon, Dallas, Texas, time, on the date such payment becomes due and payable (or the date any voluntary prepayment is made), in immediately available funds. Any payment received by the Payee after such time will be deemed to have been made on the next following business day. As used herein, the term “business day” shall mean a day on which commercial banks are open for business with the public in Dallas, Texas.

This Note has been executed and delivered as a payment in kind with respect to the interest payment that is otherwise due and payable on April 1, 2005 pursuant to the terms of that certain promissory note dated February 5, 2004 in the original principal amount of $14,000,000 (the “Original Loan”) and executed by TieTek, LLC and its affiliates North American Technologies Group, Inc. and TieTek Technologies, Inc. as Maker in favor of Payee and is secured by that certain Deed of Trust, Security Agreement and Patent Security Agreement, each dated February 2, 2004, and executed in connection with the Original Loan.

Payee and Maker intend in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, Payee and Maker stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate; neither Maker nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the Maximum Rate that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. Payee, including each holder of this Note, expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the Principal Amount is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the amount of interest that would have accrued at the Maximum Rate, the Payee or other holder of this Note shall, at its option, either refund to Maker the amount of such excess or credit the amount of such excess against the Principal Amount and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Payee or any other holder of this Note shall contract for, charge or receive any amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, all such sums determined to constitute interest in excess of the amount of interest at the lawful rate shall, upon such determination, at the option of the Payee or other holder of this Note, be either immediately returned to Maker or credited against the Principal Amount, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note, Maker acknowledges that it believes the Loan evidenced by this Note to be non-usurious and agrees that if, at any time, Maker should have reason to believe that the Loan is in fact usurious, it will give the Payee or other holder of this Note notice of such condition and Maker agrees that the Payee or other holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term “applicable law” as used in this Note shall mean the laws of the state of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, Maker and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the Payee or other holder of this Note in addition to the principal and interest due and payable hereon reasonable attorneys’ and collection fees.

Maker and all endorsers, guarantors and sureties of this Note and all other persons obligated or to become obligated on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

THIS NOTE AND THE PARTIES’ RIGHTS AND OBLIGATIONS HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO TEXAS’ PRINCIPLES OF CONFLICTS OF LAW) AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE. MAKER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND MAKER HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS (OR SUCH OTHER COUNTY IN TEXAS) MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS OF MAKER FOR

THE GIVING OF NOTICES UNDER THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

MAKER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE HOLDER OF THIS NOTE ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN A COMPULSORY COUNTERCLAIM) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. Nothing herein contained shall prevent or prohibit Maker from instituting or maintaining a separate action against the holder of this Note with respect to any asserted claim.

Signed as of the 1st day of April, 2005.

Maker’s Federal Taxpayer ID No.:

TIETEK, INC., a Delaware corporation

By:
Name:
Its:

EXHIBIT A-2

PROMISSORY NOTE

$ *	Dallas, Texas	July 1, 2005

FOR VALUE RECEIVED, the undersigned, TIETEK, INC., a Delaware corporation (herein called “Maker”), hereby promises to pay to the order of OPUS 5949 LLC, a Texas limited liability company (herein sometimes called “Payee”), the principal sum of $                     ($                    ), or so much thereof from time to time outstanding as shall be advanced, with interest on the unpaid balance thereof from date hereof until maturity at the rate or rates hereinafter provided, both principal and interest payable as hereinafter provided in lawful money of the United States of America at the offices of Payee at 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

As herein provided the unpaid Principal Amount of this Note (or portions thereof) from time to time outstanding shall bear interest prior to maturity at the Applicable Rate, provided that in no event shall the Applicable Rate exceed the Maximum Rate. Notwithstanding the foregoing, if at any time the Applicable Rate exceeds the Maximum Rate, the rate of interest payable under this Note shall be limited to the Maximum Rate, but any subsequent reductions in the Applicable Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect.

As used in this Note, the following terms shall have the meanings indicated opposite them:

“Applicable Rate.” The Prime Rate (as hereinafter defined) plus 700 basis points. It being understood and agreed that the Applicable Rate shall increase or decrease, as the case may be, from time to time as of the effective date of each change in the Prime Rate.

“Default Rate.” The Default Rate shall be the Maximum Rate.

*The principal amount of this Promissory Note shall be equal to the interest accrued on the Original Loan for the period from April 1, 2005 through June 30, 2005, which would otherwise be due and payable on July 1, 2005. The interest shall be calculated at the Applicable Rate (as defined in the Original Loan) for the period from April 1, 2005 to May 9, 2005, inclusive, and thereafter shall be calculated at the Default Rate (as defined in the Original Loan).

“Loan.” The $                     loan to be made to Maker by Payee and evidenced hereby.

“Maturity Date.” January 1, 2006

“Maximum Rate.” The maximum interest rate permitted under applicable law, it being understood that, if applicable law provides for a ceiling under Chapter 301, Subchapter A of the Texas Credit Title (as may be amended from time to time), such ceiling shall be the “weekly” ceiling.

“Prime Rate.” The annual rate of interest identified as the “prime rate” in the “Money Rate” column published in The Wall Street Journal. If the published prime rate is expressed on the applicable date as a range, the Prime Rate for purposes of this Note will be the average between the high and law of that range. If The Wall Street Journal ceases to publish a prime rate, Lender may refer to another similar source to identify the prime rate on corporate loans at large United States money center commercial banks and apply that rate.

“Principal Amount.” That portion of the Loan evidenced hereby as is from time to time outstanding.

Maker shall have the right to prepay this Note, in whole or in part, without premium or penalty upon written notice thereof given to Payee at least fifteen (15) days prior to the date to be fixed therein for prepayment, and upon the payment of all accrued interest on the amount prepaid (and any interest which has accrued at the Default Rate, if applicable, and other sums that may be payable hereunder) to the date so fixed.

The Principal Amount and accrued interest shall be due and payable on the Maturity Date.

Notwithstanding anything to the contrary contained in this Note, at the option of the holder of this Note and upon notice to the Maker at any time after the occurrence of a default hereunder, from and after such notice and during the continuance of such default, the unpaid principal of this Note from time to time outstanding and all past due installments of interest shall, to the extent permitted by applicable law, bear interest at the Default Rate, provided that in no event shall such interest rate be more than the Maximum Rate.

All interest accruing under this Note shall be calculated on the basis of a 360-day year applied to the actual number of days in each month. The Maker shall make each payment which it owes hereunder not later than twelve o’clock, noon, Dallas, Texas, time, on the date such payment becomes due and payable (or the date any voluntary prepayment is made), in immediately available funds. Any payment received by the Payee after such time will be deemed to have been made on the next following business day. As used herein, the term “business day” shall mean a day on which commercial banks are open for business with the public in Dallas, Texas.

This Note has been executed and delivered as a payment in kind with respect to the interest payment that is otherwise due and payable on April 1, 2005 pursuant to the terms of that certain promissory note dated February 5, 2004 in the original principal amount of $14,000,000 (the “Original Loan”) and executed by TieTek, LLC and its affiliates North American Technologies Group, Inc. and TieTek Technologies, Inc. as Maker in favor of Payee and is secured by that certain Deed of Trust, Security Agreement and Patent Security Agreement, each dated February 2, 2004, and executed in connection with the Original Loan.

Payee and Maker intend in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, Payee and Maker stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate; neither Maker nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the Maximum Rate that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. Payee, including each holder of this Note, expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the Principal Amount is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the amount of interest that would have accrued at the Maximum Rate, the Payee or other holder of this Note shall, at its option, either refund to Maker the amount of such excess or credit the amount of such excess against the Principal Amount and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Payee or any other holder of this Note shall contract for, charge or receive any amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, all such sums determined to constitute interest in excess of the amount of interest at the lawful rate shall, upon such determination, at the option of the Payee or other holder of this Note, be either immediately returned to Maker or credited against the Principal Amount, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note, Maker acknowledges that it believes the Loan evidenced by this Note to be non-usurious and agrees that if, at any time, Maker should have reason to believe that the Loan is in fact usurious, it will give the Payee or other holder of this Note notice of such condition and Maker agrees that the Payee or other holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term “applicable law” as used in this Note shall mean the laws of the state of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, Maker and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the Payee or other holder of this Note in addition to the principal and interest due and payable hereon reasonable attorneys’ and collection fees.

Maker and all endorsers, guarantors and sureties of this Note and all other persons obligated or to become obligated on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

THIS NOTE AND THE PARTIES’ RIGHTS AND OBLIGATIONS HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO TEXAS’ PRINCIPLES OF CONFLICTS OF LAW) AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE. MAKER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND MAKER HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO

ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS (OR SUCH OTHER COUNTY IN TEXAS) MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS OF MAKER FOR THE GIVING OF NOTICES UNDER THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

MAKER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE HOLDER OF THIS NOTE ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN A COMPULSORY COUNTERCLAIM) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. Nothing herein contained shall prevent or prohibit Maker from instituting or maintaining a separate action against the holder of this Note with respect to any asserted claim.

Signed as of the                      day of                     , 2005.

Maker’s Federal Taxpayer ID No.:	TIETEK, INC., a Delaware corporation

By:
Name:
Its:

EXHIBIT A-3

PROMISSORY NOTE

$ *	Dallas, Texas	October 1, 2005

FOR VALUE RECEIVED, the undersigned, TIETEK, INC., a Delaware corporation (herein called “Maker”), hereby promises to pay to the order of OPUS 5949 LLC, a Texas limited liability company (herein sometimes called “Payee”), the principal sum of $                     ($                    ), or so much thereof from time to time outstanding as shall be advanced, with interest on the unpaid balance thereof from date hereof until maturity at the rate or rates hereinafter provided, both principal and interest payable as hereinafter provided in lawful money of the United States of America at the offices of Payee at 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

As herein provided the unpaid Principal Amount of this Note (or portions thereof) from time to time outstanding shall bear interest prior to maturity at the Applicable Rate, provided that in no event shall the Applicable Rate exceed the Maximum Rate. Notwithstanding the foregoing, if at any time the Applicable Rate exceeds the Maximum Rate, the rate of interest payable under this Note shall be limited to the Maximum Rate, but any subsequent reductions in the Applicable Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect.

As used in this Note, the following terms shall have the meanings indicated opposite them:

“Applicable Rate.” The Prime Rate (as hereinafter defined) plus 700 basis points. It being understood and agreed that the Applicable Rate shall increase or decrease, as the case may be, from time to time as of the effective date of each change in the Prime Rate.

“Default Rate.” The Default Rate shall be the Maximum Rate.

*The principal amount of this Promissory Note shall be equal to the interest accrued on the Original Loan for the period from July 1, 2005 through September 30, 2005, which would otherwise be due and payable on October 1, 2005. The interest shall be calculated at the Default Rate (as defined in the Original Loan).

“Loan.” The $                     loan to be made to Maker by Payee and evidenced hereby.

“Maturity Date.” January 1, 2006

“Maximum Rate.” The maximum interest rate permitted under applicable law, it being understood that, if applicable law provides for a ceiling under Chapter 301, Subchapter A of the Texas Credit Title (as may be amended from time to time), such ceiling shall be the “weekly” ceiling.

“Prime Rate.” The annual rate of interest identified as the “prime rate” in the “Money Rate” column published in The Wall Street Journal. If the published prime rate is expressed on the applicable date as a range, the Prime Rate for purposes of this Note will be the average between the high and law of that range. If The Wall Street Journal ceases to publish a prime rate, Lender may refer to another similar source to identify the prime rate on corporate loans at large United States money center commercial banks and apply that rate.

“Principal Amount.” That portion of the Loan evidenced hereby as is from time to time outstanding.

Maker shall have the right to prepay this Note, in whole or in part, without premium or penalty upon written notice thereof given to Payee at least fifteen (15) days prior to the date to be fixed therein for prepayment, and upon the payment of all accrued interest on the amount prepaid (and any interest which has accrued at the Default Rate, if applicable, and other sums that may be payable hereunder) to the date so fixed.

The Principal Amount and accrued interest shall be due and payable on the Maturity Date.

Notwithstanding anything to the contrary contained in this Note, at the option of the holder of this Note and upon notice to the Maker at any time after the occurrence of a default hereunder, from and after such notice and during the continuance of such default, the unpaid principal of this Note from time to time outstanding and all past due installments of interest shall, to the extent permitted by applicable law, bear interest at the Default Rate, provided that in no event shall such interest rate be more than the Maximum Rate.

All interest accruing under this Note shall be calculated on the basis of a 360-day year applied to the actual number of days in each month. The Maker shall make each payment which it owes hereunder not later than twelve o’clock, noon, Dallas, Texas, time, on the date such payment becomes due and payable (or the date any voluntary prepayment is made), in immediately available funds. Any payment received by the Payee after such time will be deemed to have been made on the next following business day. As used herein, the term “business day” shall mean a day on which commercial banks are open for business with the public in Dallas, Texas.

This Note has been executed and delivered as a payment in kind with respect to the interest payment that is otherwise due and payable on April 1, 2005 pursuant to the terms of that certain promissory note dated February 5, 2004 in the original principal amount of $14,000,000 (the “Original Loan”) and executed by TieTek, LLC and its affiliates North American Technologies Group, Inc. and TieTek Technologies, Inc. as Maker in favor of Payee and is secured by that certain Deed of Trust, Security Agreement and Patent Security Agreement, each dated February 2, 2004, and executed in connection with the Original Loan.

Payee and Maker intend in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, Payee and Maker stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate; neither Maker nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the Maximum Rate that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. Payee, including each holder of this Note, expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the Principal Amount is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the amount of interest that would have accrued at the Maximum Rate, the Payee or other holder of this Note shall, at its option, either refund to Maker the amount of such excess or credit the amount of such excess against the Principal Amount and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Payee or any other holder of this Note shall contract for, charge or receive any amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, all such sums determined to constitute interest in excess of the amount of interest at the lawful rate shall, upon such determination, at the option of the Payee or other holder of this Note, be either immediately returned to Maker or credited against the Principal Amount, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note, Maker acknowledges that it believes the Loan evidenced by this Note to be non-usurious and agrees that if, at any time, Maker should have reason to believe that the Loan is in fact usurious, it will give the Payee or other holder of this Note notice of such condition and Maker agrees that the Payee or other holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term “applicable law” as used in this Note shall mean the laws of the state of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, Maker and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the Payee or other holder of this Note in addition to the principal and interest due and payable hereon reasonable attorneys’ and collection fees.

Maker and all endorsers, guarantors and sureties of this Note and all other persons obligated or to become obligated on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

THIS NOTE AND THE PARTIES’ RIGHTS AND OBLIGATIONS HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO TEXAS’ PRINCIPLES OF CONFLICTS OF LAW) AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE. MAKER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND MAKER HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN

ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS (OR SUCH OTHER COUNTY IN TEXAS) MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS OF MAKER FOR THE GIVING OF NOTICES UNDER THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

MAKER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE HOLDER OF THIS NOTE ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN A COMPULSORY COUNTERCLAIM) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. Nothing herein contained shall prevent or prohibit Maker from instituting or maintaining a separate action against the holder of this Note with respect to any asserted claim.

Signed as of the                      day of                     , 2005.

Maker’s Federal Taxpayer ID No.:	TIETEK, INC., a Delaware corporation

By:
Name:
Its:

EXHIBIT B

TO

FORBEARANCE AGREEMENT

(All items are charts/graphs, should be in 9 foot equivalents, where applicable, and are needed weekly unless indicated otherwise)

Cash and other Financial Measures

1.	Weekly Cash Balance (Forecast-rolling 4 months and Actual)

2.	AP Trial Balance

3.	AR Trial Balance

4.	Sales Projections (prepared monthly) that shows the total number of ties ordered and sales price by customer for the remainder of 2005 and all of 2006. This graph should include firm orders as well as orders expected.

5.	Break Even analysis similar to that used in the March board presentation (prepared monthly)

Cost of Goods Sold

Variability—all information should be by line by Plant

1.	Production broken down by day, shift and team (this would be 3 different graphs)

2.	Quality broken down by day, shift and team (also 3 graphs)

3.	Yield by day (eventually may graduate to yield by batch)

4.	Finished Tie Weight measured in two different graphs

•	The finished tie weight of a total of 20 ties for each day. 10 consecutive ties would be measured at 10:00 am each day and another 10 consecutive ties would be measured at 10:00 pm each day (or another time during the day in the event that the line is down at the times specified)

•	The finished tie weight for all ties produced in a week

5.	Input variability—measurements to be determined through discussions with Opus and TieTek management

Capacity—all information should be by line by Plant

1.	A comparison of actual production to demonstrated and theoretical production. The information related to theoretical production should be without planned maintenance.

2.	Downtime, broken down by shift and reason (i.e. planned maintenance, repairs and all other) (may be altered slightly based on data available)

3.	Root cause of downtime showing not only the frequency by cause but also the total hours down.

Cash Cost of Goods Sold

1.	Cost of a tie by week, this chart should include a breakdown of the total cost including raw materials, line labor, plant overhead and NATK overhead.

2.	Cost of Raw Materials by week, including plastic cost (at current replacement cost), other materials, SW Plastics grinding cost, Yield and Quality.

3.	Trend of HDPE pricing by week. Types of HDPE should be segregated (i.e. A, B, C)

4.	Trend of processing cost by week (i.e. Southwest Plastics grinding charge)

Inventory

1.	Detail in pounds of inventory on hand (i.e. HDPE, Fiberglass). In addition the total number of C ties should be used on this schedule (converted at the expected pounds available for regrind) – C ties to be provided weekly, remainder of inventory to be provided on a monthly basis.